                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 6, 1996
                                                  -----------------

                            Chemi-Trol Chemical Co.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Ohio                        0-18797            34-4439286
--------------------------------------------------------------------------------
(State of other jurisdiction)       (Commission         (IRS Employer
     if incorporation)              File Number)      Identification No.

  2776 C.R. 69              Gibsonburg, Ohio  43431
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code   (419) 665-2367
                                                   --------------------

                             Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)






                        This document contains 3 pages.
                 The Exhibit Index is located on page number 2.

ITEM 5.  OTHER EVENTS.

     On December 6, 1996, Chemi-Trol Chemical announced it had retained McDonald & Co. to advise it in connection with the potential sale of two of its non-core businesses, the Cal-Van Tools and Cory Orchard & Turf Divisions. See attached
Exhibit 99.1, press release dated December 6, 1996.


ITEM 7(C) EXHIBITS.

     Exhibit
     Number                       Description of Document
     ------                       -----------------------

     99.1                         Press Release dated December 6, 1996








                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHEMI-TROL CHEMICAL CO.
                                     (Registrant)

Date:  December 12, 1996             By:  /s/  Robert W. Woolf
      ---------------------              ----------------------------

                                     Name:  Robert W. Woolf
                                            -------------------------

                                     Title:  President
                                             ------------------------



                                       -2-